SUPPLEMENT DATED APRIL 13, 2011
TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2010 FOR
STADION MANAGED PORTFOLIO CLASS A, C AND I SHARES AND
STADION CORE ADVANTAGE PORTFOLIO CLASS A, C AND I SHARES
(the “Funds”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectuses and Statement of Additional Information for the Funds, dated October 1, 2010. Please keep this supplement for future reference.

Change in Investment Adviser

Prior to April 12, 2011, Stadion Money Management, Inc. (“Stadion Inc.”) provided investment advisory services to the Funds.  Stadion Inc. has formed Stadion Money Management, LLC (“Stadion LLC”), a Delaware limited liability company and wholly-owned subsidiary of Stadion Inc. and Stadion Inc. has transferred substantially all of its investment advisory business to Stadion LLC, including its investment advisory agreements with the Funds (the “Transfer”).  As a result of the Transfer, Stadion LLC became the investment adviser to the Funds.  The Transfer did not result in a change of actual control or management of the Advisor or the nature of the investment advisory services provided to the Funds.  Accordingly, the Transfer was not considered an “assignment” under the Investment Company Act of 1940, as amended, and did not result in a termination of the investment advisory agreements between the Fund and Stadion Inc.

In connection with the Transfer, the changes described below to the prospectuses, including summary prospectuses, of the Funds (the “Prospectuses”) and the Statement of Additional Information (“SAI”) for the Funds, each dated October 1, 2010, are effective immediately.

Changes to the Prospectuses and SAI:

Please make the following change to the Prospectuses and SAI for the Funds:

All references to “Stadion Money Management, Inc.” should be replaced with “Stadion Money Management, LLC”.

In the Prospectuses, under the section “Management of the Funds – Investment Advisor”, please delete the second paragraph in its entirety and replace it with the following paragraph:

The Advisor, organized as a Delaware limited liability company and managing the Funds since April 12, 2011, is controlled by Timothy Allen Chapman. The Advisor was organized in April 2011 through a corporate reorganization whereby Stadion Money Management, Inc., the Advisor’s predecessor firm (“Stadion Inc.”), contributed substantially all of its business to the Advisor in exchange for interests in the Advisor.  The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since Stadion Inc. was founded in 1991. As of April 12, 2011, the Advisor had approximately $6.6 billion in assets under management.

In the SAI, under the section “Management and Other Service Providers – Investment Advisor”, please delete the first paragraph in its entirety and replace it with the following paragraph:

INVESTMENT ADVISOR.  Information about the Advisor, Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, and its duties and compensation as Advisor is described in the Prospectuses.  The Advisor, organized as a Delaware limited liability company, is controlled by Timothy Allen Chapman, majority shareholder of the Advisor’s controlling member, Stadion Money Management, Inc. (formerly PMFM, Inc.) (the “Parent”).  Prior to April 12, 2011, the Parent was the Funds’ investment adviser.  The Parent transferred to the Advisor substantially all of its investment advisory business, including its investment advisory agreements with the Funds, in a transfer not considered an “assignment” under the Investment Company Act of 1940 before the Advisor commenced management of the Funds on April 12, 2011.  Mr. Chapman is a co-founder of the Parent and was also a co-founder and Vice President of MurphyMorris Money Management Co., a former investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005.